Independent Bank Corp. (Massachusetts) (INDB)

Corrected Transcript

Q2 2012 Earnings Call 20Jul2012

Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

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Damon P. DelMonte	Collyn Bement Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.	Analyst, Stifel, Nicolaus & Co., Inc.
David W. Darst	Bryce W. Rowe
Analyst, Guggenheim Securities LLC	Analyst, Robert W. Baird & Co. Equity Capital Markets

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Operator: Good day, and welcome to the Independent Bank Corp Second Quarter 2012 Earnings Call and Webcast. All participants will be in listen only mode. [Operator Instructions] After today’s presentation, there will be an opportunity to ask questions. [Operator Instructions] Please note this event is being recorded.

Before proceeding, let me mention that this call may contain forward-looking statements with respect to the financial condition, results of operations and business of Independent Bank Corp. Actual results may be different.

Independent Bank Corp cautions you against unduly relying upon any forward looking statements and disclaims any intent to update publicly any forward looking statements, whether in response to new information, future events or otherwise.

I would now like to turn the conference over to Mr. Christopher Oddleifson, President and CEO. Mr. Oddleifson, please go ahead, sir.
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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Good morning and thank you all for joining us today. With me is Denis Sheahan, our Chief Financial Officer, who will elaborate our financial results and the outlook following my comments.

Our business momentum continues to build nicely and operating fundamentals are as strong as ever. However, second quarter results were a real disappointment due to an unforeseen occurrence. As a result, our core net income came in at $9.3 million, or $0.43 a share. And there is no getting around it, this is well below your and our performance expectations.

Earlier this month, we were hit with an unpleasant surprise; we uncovered a potential borrower fraud on a $5.3 million credit in our commercial loan portfolio. While the situation is still in an early stage, we felt compelled to take an early action to put it behind us. Consequently, we charged-off $4 million of the loan, which we recognized in the second quarter. This served to depress EPS by $0.11 a share. Denis will be covering this in more detail, but let me offer several observations.

Now, I can assure you this is most definitely not a case of relaxed underwriting or deficit credit monitoring in our part. Our borrower had until very recently been performing. Their abrupt placement into a state court receivership came as a real surprise. Now, material misstatements and invalid or altered borrower records have been uncovered. And needless to say, we’re more than a little perturbed at this turn of events. We will vigorously pursue any and all potential sources of a recovery, but wanted to be both aggressive and realistic in our loss recognition. After this occurrence, our original credit guidance for the full year would have been unchanged. Now, we consider this to be an isolated event and feel our Q2 performance is otherwise a good one.

Beyond the credit issue, the second quarter was marked by very solid organic growth. Business origination volumes continued at a robust pace as customers are increasingly drawn to the Rockland Trust brand. Commercial loan growth has been a pointed distinction for us quarter-in and quarter-out. We experienced double-digit annualized growth yet again in Q2.

Both C&I and commercial real estate portfolios were up nicely. Our decision to invest strategically in this business has proven to be a wise one as the recent growth initiatives are bearing fruit. Competition for quality credits is intensifying, however, and we are attentive to the results and pressure on term loans and spreads.

Home equity remains another stalwart product for us. Very strong growth in first lien position portfolio continued in Q2. The express mortgage product is proving quite positive with our customers. And our underlying loan-to-value and FICO profiles remain excellent.

Deposit levels likewise grew sharply in Q2. Total deposit rose at a double-digit annualized growth. Each major category was up for this quarter. Overall, deposit costs continued to decline and I’m sure you’ve noted core deposits are a healthy 84% of the total.

Our fee based income grew nicely as well in Q2. Virtually, every major line item was up this quarter. We’re particularly encouraged by our sustained progress in our investment management business. Assets under administration have risen to $2 billion and stand 20% above where they were a year ago.

We continue to enjoy organic new customer growth and more business from existing customers. Much of this lays the groundwork for future period growth. Continuing our rapid new household growth, our customer base grew with an annualized 7% at Q2. We sold 12% more deposit products and 20% more loan products to existing consumer household than we did a year ago.

Transaction accounts improved by 9% compared to Q2 2011. This spring, we launched our new advertising campaign entitled “Action, Not Words”, across the full range of media that is designed to communicate Rockland’s differentiation to both the consumer and business segments.

Our team of dedicated employees are working incredibly hard to ensure the best experience for the customer possible.

And in its 2012 U.S. Retail Banking Satisfaction Survey, J.D. Power and Associates ranked Rockland Trust as the bank with a highest customer satisfaction in New England. We exceeded the region’s average score by well over 10%. Customer feedback was strong in areas such as ease-of-use, product offerings, problem resolution, and fee structure. Our loyalty measures are better than all major competitors. Now, we are clearly distinguishing ourselves in the marketplace.

In early May, as you all know, we announced the acquisition of Central Bancorp, a 10 branch, $500 million bank, headquartered in the Greater Boston market. This allows us to export Rockland’s winning business model into a contiguous highly attractive MSA, and it really fits superbly with our current footprint, provides strong earnings accretion and IRRs. And as you might imagine, there is lots of prep work underway and we expect the same smooth assimilation we accomplished with prior acquisitions. Denis will cover this a little bit more in his comments.

Post this acquisition announcement we are encouraged that Fitch affirmed our long and short-term ratings with the ratings outlook of stable. They cited our stable core operating performance, respectable asset quality, healthy net interest margin, and stable funding basis in support of their assigned ratings.

Turning to the macro environment, my comments are very similar to quarters past. The local Massachusetts picture continues to be brighter than the national one. The state’s unemployment rates fell to 6% in May; its lowest level in more than three years, and the unemployment rate is even lower in the Boston, Cambridge, Quincy areas. Employers added jobs for the sixth consecutive month. We continued to be buoyed by the comparatively stronger technology, healthcare and education sectors. It’s hard to get overly enthused given the storm clouds that continue to hover over the United States’ economy and the situation in Europe, slowing retail sales, consumer confidence, ongoing political paralysis, and of course the regulatory environment. Plus the Fed’s intent to keep rates very low for at least the next few years presents a real challenge for us and everybody in our industry.

So we’re going to simply stay focused on developing the Rockland Trust franchise in a confident, disciplined manner by staying aggressive in our customer outreach, investing in competitively advantaged businesses and talent, achieving the anticipated benefits from Central Bank acquisition, being alert to adverse trends and competitive practices and remaining focused on profitability, returns and growing tangible book value. And we feel we’re operating from a position of strength and well positioned for future growth as the marketplace continues to positively react to Rockland Trust’s value proposition of convenience, our strong product set, and our superior service at a fair price.

Now, I’d like to turn the call over to Denis.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Thanks, Chris, and good morning, everybody. The $0.11 charge resulting from the $4 million charge-off on the potential loan fraud that Chris mentioned on the part of one of our commercial borrowers has clearly clouded what was otherwise a really great quarter for the Company. In the second quarter, Independent Bank Corp reported GAAP diluted earnings per share of $0.41 as compared to $0.56 per share on the first quarter. Excluding merger costs related to the pending acquisition of Central Bancorp in the second quarter, diluted earnings per share on an operating basis were $0.43.

I’ll first speak to the potential borrower fraud. Before I provide details, let me reiterate Chris’s earlier point that we strongly believe our underwriting and account management practices were absolutely appropriate here. The charge-off is a result of an isolated incident of apparent fraud by the principles of a 30 year old established firm. Our exposure to this borrower results from a working capital line of credit of $5.3 million and a separate real estate loan of about $500,000 entered into a little over a year ago. The real estate loan is currently well secured. The larger line was entered into following a field exam of collateral by a reputable third party firm that was conducted as a condition to our making the loan.

During the second quarter of this year, questions arose regarding the level of cooperation by the borrower even as the loan remained fully current. We hired another independent third party firm to review collateral and uncovered serious issues. We met with the borrower to discuss these findings. Shortly afterward in late June, the company was unexpectedly placed into state court receivership. In July, the receiver confirmed that our borrower maintained invalid or altered business records and materially overstated the amount of accounts receivable and inventory collateral.

After learning the extent of the borrower’s material misstatement, we decided this week to take aggressive action and charge-off $4 million, which costs us $0.11 of earnings per share. While we are very disappointed about this outcome, we are convinced that we underwrote and managed this account appropriately. The charge taken in the second quarter report is aggressive, yet reflective of the seriousness of the situation and our desire to put this issue completely behind us as we pursue potential avenues for recovery.

A couple of final important points about this loss. While this situation involved a working capital loan to a commercial borrower, it is nothing to do with and the loan was not made by the asset based lending team we hired in the third quarter of last year. Also none of our employees were involved in this potential fraud.

Lastly, while we’re being as transparent as possible about this charge-off, we’ve been advised not to identify the name or location of our borrower, because this matter remains pending. I’d like to say this charge-off dampened what was otherwise a really solid quarter. The following key metrics highlight that performance.

Net interest margin 3.80%, loan growth 3% unannualized, deposit growth 3.4% unannualized, non-interest income growth over 8%, flattish expenses excluding merger related charges, and I’ll provide some details on each of these items.

Loans grew at 3% on an unannualized basis, continued strong growth in both the commercial and home equity lending categories. The commercial portfolio grew nicely in both commercial real estate and commercial and industrial categories. The improved pipeline at June 30th ranks third highest in the last 12 months just ahead of the level at March 31. This should bode well for future and near term growth. Yet as Chris alluded to, loan competition continues to heat up.

As strong as our growth has been, frankly our senior lender is disappointed that our long growth isn’t even higher. The reason, competition is stiff resulting in a high fallout ratio of approved but not closed loans, along with an increase in re-financings out. One thing we won’t do is chase the market if we become more uncomfortable with prevailing practices.

First position home equity loans also grew nicely in the second quarter, up 10% unannualized. To remind you, this is our expressed mortgage refinancing product for first position mortgages. So in summary, loan demand is good, but competition is stiff.

Deposits also grew nicely in the second quarter at 3.4% unannualized, importantly the mixed deposits continued to be solid as core deposits represent 84% of the total and demand deposits now account for 26% of total deposits. The total cost of deposits declined yet again to 27 basis points in the second quarter, helping to maintain the margin at 3.8%.

You may recall, we increased our advertising spend and beefed up our marketing function and we believe those spends are beginning to bear fruit. We are steadily taking share and growing deposit accounts, households and balances at a rate beyond the growth of the market. On a year-over-year basis, our core consumer and business accounts are up 5.4% and balance is up 12%. We believe these results can be attributed to improved brand awareness and execution by our staff in attracting new business.

On the asset quality front, I already covered the loan which materially increased charge-offs. There are a number of other areas to address as well. First, you are probably aware that the bank regulators issued guidance in the first quarter pertaining to allowance for loan loss and income recognition practices for junior or second lien real estate loans.

In summary, in addition to modifying allowance for loan loss practices, it also calls for an evaluation of the delinquency status, our first position mortgages held by another financial institution in determining the accrual status of your junior lien mortgage. You may recall many of the large cap banks adopted this guidance in Q1.

As you know, we frequently rescore and revalue our consumer real estate portfolios, so we are now adding an additional comprehensive check of those first position mortgages in our consumer credit analysis. This comprehensive check resulted in our placement of an additional $4.2 million of performing loans on non-accrual which is just a little more than 1% of our second position portfolio. We view this as quite modest and compares very well to the experience of the larger banks.

The second item of note is the level of loan net charge-offs excluding the potential loan fraud. We anticipated Q2 to be the peak for charge-offs, (again excluding the loan fraud) and that remained the case. We guided to a level of $3 million to $3.5 million for Q2 and we were low by about $1 million due to a commercial charge-off of $600,000 originally forecast for later in the year and higher home equity charge-offs in line with strong sustained growth of that portfolio.

Other asset quality metrics remained strong. Non-performing assets increased to $43.9 million in the quarter with overall levels quite manageable at 86 basis points of total assets. Loan delinquency remained very good at 82 basis points at June 30, and early stage delinquency 30 to 89 day category decreased to 39 basis points of loans.

The net interest margin dropped modestly to 3.80% from 3.82% in the first quarter as anticipated. We continue to expect it to drift lower from here due to the ongoing pressure on earning asset yields facing our industry.

Non-interest income grew by 8% in the quarter largely in the other category due to fee revenue associated with the bank’s loan level derivatives program. This increase is reflective of the strong commercial loan closings and borrowers’ desire for fixed rate loans when the bank swaps these loans to variable from an interest rate risk perspective.

In addition, mortgage banking income was a nice highlight, up 10% due the refinancing activity and investment management income was also strong, up 7% due to growth in seasonal tax prep fees. Non-interest expense excluding merger charges was well contained in the quarter, down 3% largely due to lower salaries and benefits, down 8% with lower incentives compensation accruals coupled with a decrease in payroll taxes related to timing in the first quarter.

Before I address earnings estimates, I thought I would discuss capital and goodwill impairment testing. As you may know, the shelf registration we filed in 2009 recently expired. We plan to file a new shelf registration in the near future to provide the flexibility to raise various forms of capital if we need to. Please do not read anything into our filing of a new shelf registration; we have no immediate plans to raise capital.

We typically perform goodwill impairment testing in the third quarter of each year and we plan to do so this coming quarter. We anticipate the results to be fine with a possible exception of the goodwill associated with our 1031 exchange business, which we acquired in early 2007. This business is meeting new business expectations, but with the extended period of low rates, deposit profitability is unfortunately not meeting expectations. If our analysis shows impairment, it could result in a pre-tax non-cash charge of up to $2.1 million, or $0.06 a share. As a reminder, this does not affect capital as goodwill is subtracted from both tangible and regulatory capital. We will update you further on this testing when we release earnings for Q3.

The Central Bank acquisition integration, we believe we remain on track to close the Central Bank acquisition in the fourth quarter. It now looks like a system conversion will take place at the end of Q1 2013 due to reasons associated with technology vendors. This means some of the one-time costs were spill over into Q1 2013. However, we don’t expect any additional costs associated with the delay of the conversions to have much of an impact on our expected 2013 accretion.

We previously announced 7% accretion in the first year and we remain comfortable with that estimate. As Chris said, we are well along in our integration planning and anticipate a seamless transition. I’ll now cover earnings guidance.

At our last conference call, we anticipated diluted earnings per share performance of between $2.05 and $2.15. Our original guidance is still intact, but largely based upon the $4 million, or $0.11, loan fraud charge. We now anticipate being in the lower to middle end of that range. This estimate does not include the impact of the potential goodwill impairments if any and we will know more on that subject once testing is complete at the end of Q3.

Key assumptions in our 2012 outlook include — loan net charge-offs peaked in the second quarter and we now expect to be in the range of $15 million to $17 million with loan loss provision in the range of $16 million to $18 million for the year. This basically adds the $4 million to the prior guidance for each of these areas.

The remainder of the guidance is essentially the same — Loan growth, 6% to 7%. Loans were up 5% year-to-year, so this implies the slowing of growth in the second half of the year. In particular, we expect the first position home equity business to slow with modest growth for the remainder of the year. The commercial loan, new business pipeline is strong. So we have a chance of upside surprise in that business assuming rational competition.

Deposit growth, 5% to 6%. Growth through the first half of the year was 5% and we are hopeful our strong momentum continues into the second half of the year while being conscious not to over-generate deposits out of step with loan growth. We expect the margin to decrease from the current 3.80% level through the rest of the year into the 3.70s in the third quarter, and lower still in Q4 as rates have ticked down further again during the second quarter.

That concludes my comments and we can now open the call for questions.

Operator: Thank you. We will now begin the question and answer session. [Operator Instructions] Our first question comes from Damon DelMonte of KBW. Please go ahead.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Hi, good morning, guys. How are you?

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Good morning, Damon.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Denis, could you just repeat what you were saying before about the analysis you performed on your home equity loans?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Sure.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Their relation with the first position with another bank. Please.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Sure. As you probably know, Damon, the regulators came out with guidance associated with second position mortgages. And you need to monitor what’s going on with the first position that’s held with another financial institution. So there are ways that you can now do that through advanced credit scoring type processes. So, we went out on our $310 million roughly of second position mortgages and we had a very thorough analysis, and based upon that analysis, we were able to determine that we needed to put $4.2 million of our home equity lines on non-accrual. They’re performing for us, they are paying us, but they are delinquent, or there is a level of delinquency with the first position lender.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Okay.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Does that answer your question?
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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

It does. Yes, thank you. And then as far as the net charge-offs for the quarter, $8.4 million, with $4 million of that was related to that one commercial credit, could you just repeat what you said, the other difference was?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Sure. There was a $600,000 charge-off on a commercial loan that we thought would come in Q3 or maybe Q4, but the issue got resolved sooner than we anticipated, so it pulled the charge-off forward. So that’s about $600,000 of my variance. And the rest of it is in home equity. Home equity charge-offs were a little higher than we anticipated. One of the things that is clearly happening now is the larger companies, their foreclosure pipeline is beginning to clear out. So as that is getting cleared out, if you are in second position, you’re going to see some increased loss and that’s what we saw in the second quarter.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Okay. That’s helpful. And then I guess quickly my last question on the margin, you said, it’s going to continue to drift lower from the 3.80% level here in the second quarter. Did you say that it would get down to 3.70% or it’d just be in the lower 3.70%?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

It will be in the 3.70s, if this helps, with 3.80% for the quarter, the month of June was 3.78%. So we’d expect to see it in the mid to lower 3.70s by the end of the third quarter. You can look again at what happened, look at the swap curve, what happened there recently, there is a big change in rates down, it’s logical that’s going to have an impact on earning asset yields. So we expect the margin to come in. I think you recognize there is not a lot we can do on the funding side. So, yes, we will be, save a miracle, we will be in the 3.70s in the third quarter.

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Damon P. DelMonte
Analyst, Keefe, Bruyette & Woods, Inc.

Okay. That’s all I had for now. Thank you very much.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Sure.

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Operator: Our next question comes from David Darst of Guggenheim Securities. Please go ahead.

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David W. Darst
Analyst, Guggenheim Securities LLC

Hey.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Hello.

S.CONTDavid W. Darst
Analyst, Guggenheim Securities LLC

I’m here, sorry. Denis, let me – could you run through some more details on the CRE pipeline?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Sure.

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David W. Darst
Analyst, Guggenheim Securities LLC

And any color that we can derive on the stability of the derivative income from that?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Okay. First of all on the pipeline, as I said earlier, it’s the third highest in the last 12 months. Yes. So, it’s slightly better than we were at March and that comes in the back of pretty significant growth in the second quarter. But we’re still seeing a lot of business from competitors and it’s stealing more market share. Our senior lender would tell you now, David, that economic activity is absolutely improving. There is more new construction prospects, new construction office buildings, medical office space to name a few. So, the new economic activity is improving. Chris mentioned unemployment in Massachusetts at 6%, very good. So, the economy is reasonably robust in Massachusetts.

As far as the stability of the derivatives pipeline, it depends. And I hate to say that, but it depends on what borrowers are looking for and what we need to do in terms of swapping the loans back to variable. If it’s five years in David, we’re likely not going to swap it. Anything over five, with any scale to it and it’s rare that we would go over five without a derivative. We think even though rates continue to go down, it’s unwise to go beyond five years without somehow getting that loan to variable, and that’s what we use the derivatives for. So based upon the pipeline, I’d like to think that we will have continued good fee revenue there, perhaps, not at the level that we had in the second quarter, but hopefully, continued good revenue.

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David W. Darst
Analyst, Guggenheim Securities LLC

Okay.

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

David, this is Chris. The unemployment rate for the Boston, Cambridge, Quincy market is 5.4%. I think you could argue that if not full employment, very near full employment.

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David W. Darst
Analyst, Guggenheim Securities LLC

Okay. And then, I guess you’ve had this dynamic for several years now with your residential mortgage portfolio declining and the growth in HELOC, are we at a stability point where you think you can remain or is there more run off to occur in the residential portfolio?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

There is absolutely room on our balance sheet for our residential portfolio to grow. I think one thing, just to be clear, our first position home equity is really residential and maybe we should just call it that. It’s originated differently, it’s not originated through commissioned loan officers, it’s a much lower cost origination with typically lower balance seasoned mortgages that are taking advantage of a good rate to try and get lower rate.
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CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

They are all refis. There is no purchase. So we look at that really as part of our residential portfolio. The second position is clearly a different business. But that said, there is room for more residential on our balance sheet, we’re just not enamored with holding terms of 30 year products, of 20 year products on the balance sheet at these rates. I keep hoping rates will go up and we’ll have an opportunity to hold some residential product, but we’re just not enamored at these rates.

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David W. Darst
Analyst, Guggenheim Securities LLC

How much of this first position product that you’re adding is a variable rate?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Most of it is fixed. 10 and 15 year fixed, typically.

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David W. Darst
Analyst, Guggenheim Securities LLC

Okay. Got it. Thank you.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Sure.

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Operator: [Operator Instructions] Our next question comes from Collyn Gilbert of Stifel, Nicolaus. Please go ahead.

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Collyn Bement Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.

Thanks. Good morning, gentlemen.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Good morning.

Collyn Bement Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.

Just a question, how are you guys thinking about your own trup issuance. Would you consider redeeming that at all or refinancing that at all?

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Not at this point, Collyn. We understand that with the new Basel rules it’s essentially going to fall over 10 year period, it’s going to fall out of Tier 1 and to Tier 2. We do need Tier 2 capital. We like the cost of that capital; it’s a very effective after-tax cost. So, at this point we have no plans to call it, but let’s see how things evolve over time.

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Collyn Bement Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.

Okay, okay. And then, just kind of a big picture on how you’re thinking about the balance sheet and sort of funding future loan growth. I mean do we – should we think about the securities portfolio shrinking and just utilizing sort of the deposit growth to fund that or how should we think about the dynamics of the all-in balance sheet?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

I would not think the securities portfolio is going to reduce any further; it’s 10% of assets. We need that and may be a little higher than that frankly, for collateral purposes for some of our deposit collateral and repurchase agreements and home loan bank borrowings et cetera. So, I wouldn’t expect to see the securities portfolio drop further. It may grow somewhat. So, the funding for the loan portfolio is either deposits or borrowings. We happen to think that we should fund our loan growth with core deposits, and lay off the borrowing line as much as possible. You may see borrowings pick up short term until we have time to raise deposits, if there is a spurt of loan growth. But strategically, we’ve got a lot of branches in our footprint. We’ve got a lot of distribution. We think we can turn on the deposit engine when we need to. And so, we would look over time to do what we’ve done, and that is to fund loan growth with core deposits.

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Collyn Bement Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.

Okay. Okay, that’s helpful. And then just following on that, the great growth that you guys saw this quarter on non-interest bearing deposits. So, was there anything in particular that was driving that either seasonality or one large relationship?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

No, it’s not a single large relationship. It’s just a commitment on both in our consumer and commercial business to go after core deposits. Our commercial business has transitioned from being just a lending business to being a banking business. It’s about getting the whole relationship, and our commercial team does a great job. Our branches and our small business officers are calling on core deposits.

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

And, Collyn, this is Chris. A whole lot of investment in our marketing campaign is really increasing our awareness of Rockland Trust and putting Rockland Trust into the choice set of more consumers. So seeing a choice and then experiencing it, we’re able to generate pieces way above population growth numbers.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

DDA, we’d love to continue that growth. It’s hard to grow DDA. But we grew a little over 5% on a linked quarter basis, and if you look on a year-over-year, it’s up 17%. The point being is consistent.

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Collyn Bement Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.

Yeah, okay, okay, that’s helpful. And then just two credit questions and I think you guys may have covered it, but I just want to just confirm. So the $19 million that you saw this quarter in new nonperformers, so obviously $5 million of that or so was related to this fraud issue. You said $4.2 million was on the home equity program and then what was the remainder that led to that? Was there anything in particular or was it just a lot of little things?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

There was nothing in particular. You hit the two big ones; it’s actually $6 million, its $5.8 million on the loan fraud.

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Collyn Bement Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.

Okay, okay.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

It’s a $5.3 million line and a $0.5 million commercial mortgage. So $5.8 million that’s in, then $4.2 million on home equity, and the rest is nothing in particular.

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Collyn Bement Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.

Okay, okay. And then just one final question on the fraud relationship. How long have that relationship been with the bank?

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

About a year and a quarter, year and a half.

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Collyn Bement Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.

Okay. So, fairly new relationship to the bank.

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Fairly new. And interestingly their businesses had been in existence for 29 years. They had been at the two great large reputable banks before and we actually knew, some of our relationship managers knew of them when they were working with these other banks. This is a sort of a known established business.

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Collyn Bement Gilbert
Analyst, Stifel, Nicolaus & Co., Inc.

Interesting. Okay. All right. That was all I had. Thanks very much.

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Okay.

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Operator: [Operator Instructions] Our next question comes from Mark Fitzgibbon of Sandler O’Neill & Partners. Please go ahead.
        ....................................................................................................         ....................................................................................................         ..................... Matt
Analyst, Stifel, Nicolaus & Co., Inc.

Hi. Good morning, guys. This is actually Matt filling in for Mark.

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)
Okay, Hi Matt .
        ....................................................................................................         ....................................................................................................         ..................... Matt
Analyst, Stifel, Nicolaus & Co., Inc
Quick question here on home equity. I think it’s 20% of gross loan balances on a combined basis. How high could we see that coming in coming quarters?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Matt, it’s Denis. Again, we lump the first position home equity and the residential portfolio together. So if you look at our loan portfolio, roughly 70% is in commercial, the other 30%, ballpark, is in consumer real estate. There is room for that to grow in the future to be a more meaningful part of the loan portfolio. What I mean by that is, so if it’s 30% today, maybe it gets to 35% or 40% in a different environment. For the rest of the year, we don’t see a lot of growth in the first position home equity portfolio. We certainly don’t see it in the residential portfolio. Where we are right now, that 70/30 split, we are very comfortable with it. Roughly a third being in the consumer real estate portfolio, we’re fine with that.
        ....................................................................................................         ....................................................................................................         ..................... Matt
Analyst, Stifel, Nicolaus & Co., Inc
Okay, okay. And then, Denis, if you could, I know the monthly margin for June was 3.78%. Just can you share with us the monthly margins for April and May as well?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
I don’t have that with me Matt. But if you think, if you go back, the margin for the first quarter was 3.82%.
        ....................................................................................................         ....................................................................................................         ..................... Matt
Analyst, Stifel, Nicolaus & Co., Inc
Yes.

Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
So it wasn’t a lot of compression, it was steady into the second quarter. So it didn’t change a whole lot. It wasn’t a big leap downwards in other words.
        ....................................................................................................         ....................................................................................................         ..................... Matt
Analyst, Stifel, Nicolaus & Co., Inc
Okay. And then finally, I’m sorry I missed this, but just with regards to evaluating your junior liens, how often does that take place?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Well, aside from this new study...
        ....................................................................................................         ....................................................................................................         ..................... Matt
Analyst, Stifel, Nicolaus & Co., Inc
Yeah.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
We rescore our entire consumer real estate portfolio, not just the junior liens, but we rescore on a quarterly basis and we typically revalue twice a year, okay. So the most recent score data is Q2 for credit score. The most recent value data, I believe, is as of yearend. This new analysis, we will now be doing quarterly. I mean that’s the new guidance from the regulators that came out that you need to continually evaluate what’s happening with the first position that’s held by another bank. It takes a lot of work, but that’s what we have to do. And our analysis showed that of a $310 million portfolio, you only had to put $4.2 million on non-accrual. Yes, non-accruals are up, but, I feel it’s a pretty small number. It’s about 1% roughly, 1.5% we put on non-accrual. They are still performing for us, they are paying us. But the facts are they are not paying on the first position or at least they have a measure of delinquency on the first position. So, it is prudent to put them on non-accrual. So we’ll be doing that every quarter now going forward.
        ....................................................................................................         ....................................................................................................         ..................... Matt
Analyst, Stifel, Nicolaus & Co., Inc
Thank you.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Sure.

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Operator: Our next question comes from Bryce Rowe of Robert W. Baird. Please go ahead.

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Bryce W. Rowe
Analyst, Robert W. Baird & Co. Equity Capital Markets
Hi. Thanks. Good morning.

S.CONTChris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Hi, Bryce.

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Bryce W. Rowe
Analyst, Robert W. Baird & Co. Equity Capital Markets

Wanted to just ask about the incentive accrual reversal. Denis, can you tell us what that was or quantify it for us?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

Sure, it was about $700,000 pre-tax.

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Bryce W. Rowe
Analyst, Robert W. Baird & Co. Equity Capital Markets

Okay. And that would account for both, first and second quarter or just first quarter?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

It gets where the year-to-date needs to be.

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Bryce W. Rowe
Analyst, Robert W. Baird & Co. Equity Capital Markets

Okay.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

So, yes, it would affect the first quarter. It’s a year-to-date adjustment.

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Bryce W. Rowe
Analyst, Robert W. Baird & Co. Equity Capital Markets

Right. Okay. And then second question, just on the building cash position on the balance sheet, and I guess your answer to the previous question, I assume that we’ll see some of that cash deployed into the securities portfolio in third and fourth quarter?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)

No, not particularly, Bryce. If it is, it will be modest. That cash position, there is some volatility on the deposit side right at the end of a quarter in our government banking business. So that will pay down over the quarter and we’ll hopefully get used much of it in the loan portfolio.

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Bryce W. Rowe
Analyst, Robert W. Baird & Co. Equity Capital Markets

Okay.
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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
So, I wouldn’t expect securities to grow a whole lot in the quarter.

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Bryce W. Rowe
Analyst, Robert W. Baird & Co. Equity Capital Markets
Okay. And how big is that government deposit book now?

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
It ranges between $350 million and $500 million or so depending on the time of the quarter. So say an average of $400 million.

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Bryce W. Rowe
Analyst, Robert W. Baird & Co. Equity Capital Markets
Okay. All right, that’s all I have. Thanks, Denis.

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Denis K. Sheahan
CFO & Investor Relations Contact, Independent Bank Corp. (Massachusetts)
Sure, Bryce.

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Operator: This concludes our question and answers session. I would like to turn the conference back over to Mr. Oddleifson for any closing remarks.

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Chris Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Thanks everybody for joining us this morning and we look forward to talking to you again at the post third quarter. Have a good weekend. Bye.